UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(D) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2010


                           PEPPER ROCK RESOURCES CORP
             (Exact name of Registrant as specified in its charter)


            Nevada                      000-53847              (27-1843986)
(State or other Jurisdiction of        (Commission       (IRS Employer I.D. No.)
 Incorporation or organization)        File Number)


                               ONE LINCOLN CENTER
                    18 WEST 140 BUTTERFILED ROAD, 15TH FLOOR
                           Oakbrook Terrace, IL 60181
                                  630-613-7487
       (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant's executive offices)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 10th, 2010, The Company entered into a joint venture agreement with Oxalis Energy Group, Inc. of Katy, Texas.

Oxalis shall give Pepper Rock the EXCLUSIVE right to participate in the Adam's Ranch Development as long as Pepper Rock meets its funding obligations as determined by Pepper Rock and in a reasonable time frame to fund the amounts indicated, which is acceptable by Oxalis.

Pepper Rock has agreed to invest $5,300,000 as working capital in the Adam's Ranch Development with set tranche amounts and due dates.

Pepper Rock Resources Corp has made an initial investment of $300,000 as part of phase one of three phases in its joint venture agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit #                                    Title
---------                                    -----

 10.01 Joint Venture Agreement Oxalis Energy Group, Inc and Pepper Rock Resources Corp

                                   SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPPER ROCK RESOURCES, INC.

Dated: February 16, 2010

By Phil Keeber


/s/ Phil Keeber
----------------------------


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